Summary Prospectus

May 5, 2014

Class / Ticker:  A / CRSAX  C / CRSCX  I / CRSOX

Credit Suisse Commodity Return Strategy Fund

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus and other information about the fund online at http://us-fund.credit-suisse.com/docs/CRSOX . You can also get this information at no cost by calling 1 (877) 870-2874 or by sending an email request to mutual.funds@credit-suisse.com. The fund's Prospectus and Statement of Additional Information, both dated February 28, 2014, as amended May 5, 2014, and as may be supplemented, along with the fund's annual report to shareholders for the fiscal year ended October 31, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective

The fund seeks total return.

Fees and Fund Expenses

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in the Prospectus on page 100 under the heading "Other Shareholder Information – Classes of Shares and Sales Charges" and in the fund's Statement of Additional Information ("SAI") on page 74 under the heading "Additional Purchase and Redemption Information."

Class	A	C	I
Shareholder Fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE[1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%	0.50%	0.50%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses[3,4]	0.34%	0.34%	0.34%
Total annual fund operating expenses	1.09%	1.84%	0.84%

1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

2  1% during the first year.

3  The fund invests in Credit Suisse Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). "Other expenses" include expenses of both the fund and the Subsidiary.

4  The expense information in the table has been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A (with or without redemption)	$581	$805	$1,047	$1,741
CLASS C (redemption at end of period)	$287	$579	$995	$2,159
CLASS C (no redemption)	$187	$579	$995	$2,159
CLASS I (with or without redemption)	$86	$268	$466	$1,037

Portfolio Turnover

The computation of the fund's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the fund expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the fund could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2013, the fund's portfolio turnover rate was 99% of the average value of its portfolio.

Principal Investment Strategies

The fund is designed to achieve positive total return relative to the performance of the Dow Jones-UBS Commodity Index Total Return ("DJ-UBS Index"). The fund intends to invest its assets in a combination of commodity linked-derivative instruments and fixed income securities. The fund gains exposure to commodities markets by investing through the Subsidiary and in structured notes linked to the DJ-UBS Index, other commodity indices, or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The value of these investments will rise or fall in response to changes in the underlying index or commodity.

The fund may invest up to 25% of its total assets in the Credit Suisse Cayman Commodity Fund I, Ltd., a wholly-owned subsidiary of the fund organized under the laws of the Cayman Islands (the "Subsidiary"). The fund will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments are also expected to earn income for the Subsidiary.

The fund invests in a portfolio of fixed income securities normally having an average duration of one year or less, and emphasizes investment-grade fixed income securities.

Principal Risks of Investing in the Fund

A Word About Risk

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

The fund is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the fund's portfolio may be significantly higher than 50% of the value of the investment. Investors in the fund should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Commodity Exposure Risks

The fund's and the Subsidiary's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the fund's net asset value), and there can be no assurance that the fund's use of leverage will be successful.

Correlation Risk

Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the fund's commodity-linked derivative investments may result in the fund's performance diverging from the DJ-UBS Index, perhaps materially. For example, a structured note can be structured to limit the loss or the gain on the investment, which would result in the fund not participating in declines or increases in the DJ-UBS Index that exceed the limits.

Credit Risk

The issuer of a debt instrument or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund also may use derivatives for leverage. The fund's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the Prospectus, such as commodity exposure risks, correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Exposure Risk

The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

•  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

•  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked notes or swap agreements, from writing uncovered call options and from speculative short sales are unlimited.

Fixed Income Risk

The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Focus Risk

The fund will be exposed to the performance of commodities in the DJ-UBS Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the fund may be subject to greater volatility than if the index were more broadly diversified among commodity sectors. If the fund is exposed to a significant extent to a particular commodity or subset of commodities, the fund will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

Futures Contracts Risk

The risks associated with the fund's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

Interest Rate Risk

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging Risk

The fund may invest in certain derivatives that provide leveraged exposure. The fund's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the fund to lose more than the amount it invested in those instruments. The net asset value of the fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Liquidity Risk

Certain fund holdings, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Market Risk

The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Non-Diversified Status

The fund is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Portfolio Turnover Risk

The fund expects to engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

Structured Note Risk

The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.

Subsidiary Risk

By investing in the Subsidiary, the fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the fund and are subject to the same risks that apply to similar investments if held directly by the fund. These risks are described elsewhere in the Prospectus.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus, is not subject to all the investor protections of the 1940 Act. However, the fund wholly owns and controls the Subsidiary, and the fund and the Subsidiary are both managed by Credit Suisse Asset Management, LLC, making it unlikely that the Subsidiary will take action contrary to the interests of the fund and its shareholders. The fund's Board of Trustees has oversight responsibility for the investment activities of the fund, including its investment in the Subsidiary, and the fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the fund.

Swap Agreements Risk

Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk

In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be qualifying income. As a result, the fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. If the fund fails to qualify as a RIC, the fund will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the fund's earnings and profits. If the fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the fund would be subject to diminished returns.

The fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Code. In addition, the IRS has issued a private letter ruling to the fund confirming that income derived from the fund's investment in its Subsidiary will also constitute qualifying income to the fund. Based on such rulings, the fund seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity index-linked notes.

The IRS has recently announced an internal review of its regulatory approach with respect to commodity-related investments by U.S. mutual funds. The IRS has placed a moratorium on the issuance of any additional private letter rulings to U.S. mutual funds.

The IRS, after completion of its internal review, may significantly change its regulatory approach and adopt a regulatory approach to commodity-related investments resulting in significant restrictions on the fund's ability to invest as previously anticipated.

U.S. Government Securities Risk

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower than those shown. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The table also compares the fund's performance to the DJ-UBS Index, which is currently composed of futures contracts on 22 physical commodities. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Average Annual Total Returns

Period Ended 12/31/13:	One Year 2013	Five Years 2009-2013	Since Inception	Inception Date
Class A Return before taxes	-10.08%	1.47%	-0.38%	12/30/04
Class A Return after taxes on distributions	-10.08%	0.54%	-1.51%
Class A Return after taxes on distributions and sale of fund shares	-5.70%	0.91%	-0.51%
Class C Return before taxes	-10.78%	0.72%	-1.11%	12/30/04
Class I Return before taxes	-9.96%	1.72%	-0.13%	12/30/04
Dow Jones-UBS Commodity Index Total Return (Reflects no deductions for fees, expenses or taxes)	-9.52%	1.51%	-0.01%
Standard & Poor's 500 Index (Reflects no deductions for fees, expenses or taxes)	29.60%	15.39%	4.80%

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Portfolio Management

Investment adviser: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the fund. Nelson Louie, a Managing Director of Credit Suisse, and Christopher Burton, a Managing Director of Credit Suisse, are the co-lead portfolio managers of the team and have been team members since August 2010 and 2005, respectively.

Purchase and Sale of Fund Shares

Eligible investors may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None
The fund's subsequent investment minimums for Class A and Class C generally are as follows:
General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

The fund's initial investment minimum for Class I generally is $250,000.

The fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the fund by phone (Credit Suisse Funds at 877-870-2874).

Tax Information

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Representatives

If you purchase the fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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Credit Suisse Asset Management, LLC. • One Madison Avenue • New York, NY 10010 • 877 870 2874

COM-SUMPRO-0514